Exhibit 10.2    Execution Version

AMENDMENT NO. 1 TO Note Purchase Agreement

This Amendment No. 1 to Note Purchase Agreement (“Amendment”), dated as of October 22, 2015, is by and among Patterson – UTI Energy, Inc., a Delaware corporation (“Company”), the subsidiaries of the Company party hereto (together with the Company, the “Credit Parties”), and the Noteholders (as defined below) party hereto.

RECITALS

A.Reference is hereby made to that certain (i) Note Purchase Agreement dated as of June 14, 2012 (the “Agreement”), among the Company and each of the holders of Notes (as defined therein) issued thereunder (the “Noteholders”), and (ii) Guaranty Agreement dated as of June 14, 2012, and delivered by the Guarantors signatory thereto (the “Guaranty Agreement”).

B.By amendment dated January 9, 2015 (the “2015 Bank Amendment”), the Company has amended its Credit Agreement, dated as of September 27, 2012, with Wells Fargo Bank, N.A., as administrative agent, and the other lenders party thereto (as amended, the “2012 Credit Agreement”) for purposes of revising such facility’s (i) “Change of Control” definition, (ii) provisions related to guarantors under the 2012 Credit Agreement and (iii) certain other definitions, and in connection with the 2015 Bank Amendment, the Guarantors reaffirmed their respective guarantee obligations with respect to the 2012 Credit Agreement.  The 2012 Credit Agreement is a “Principal Credit Facility” under and as defined in the Agreement.

C.Pursuant to Section 17 of the Agreement, the Company requests that the Noteholders make certain amendments to the Agreement as set forth below in order to conform certain provisions of the Agreement to the 2015 Bank Amendment, and otherwise as provided herein.

D.The Company further requests that the Noteholders acknowledge the release of Patterson-UTI Drilling International, Inc., a Delaware corporation (“Patterson International”), from its obligations under the Guaranty Agreement since it has been released and discharged of its obligations under the guarantee for the 2012 Credit Agreement, and it has no other obligations, direct or indirect, as a co-borrower, guarantor or otherwise, of any Indebtedness of the Company or its Subsidiaries under any Principal Credit Facility.

Now Therefore, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms; Interpretation and Provisions.  As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.  Each term defined in the Agreement, as amended hereby, and used herein without definition shall have the meaning assigned to such term in the Agreement, as amended hereby, unless expressly provided to the contrary. Article, Section, Schedule, and Exhibit references are to Articles and Sections of, and Schedules and Exhibits to, this Amendment, unless otherwise specified.  The words “hereof”, “herein”, and

“hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment.  The term “including” means “including, without limitation”.  Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Agreement.

Section 2.Amendments to Agreement.

§ 2.1Section 7.1(a) (Financial and Business Information – Quarterly Statements) of the Agreement is hereby amended by deleting its concluding proviso, which proviso is set forth as follows:

“, provided, further, that the Company shall be deemed to have made such delivery of such Form 10‑Q if it shall have timely made such Form 10‑Q available on “EDGAR” and on its applicable website page as linked from its home page on the worldwide web (at the date of this Agreement located at:  http//www.patenergy.com) and shall have given each Purchaser prior notice of such availability on EDGAR and through its home page in connection with each delivery (such availability and notice thereof being referred to as “Electronic Delivery”)”

§ 2.2Section 7.1(b) (Financial and Business Information – Annual Statements) of the Agreement is hereby amended by deleting its concluding proviso, which proviso is set forth as follows:

“, provided, further, that the Company shall be deemed to have made such delivery of such Form 10‑K if it shall have timely made Electronic Delivery thereof, in which event the Company shall separately deliver, concurrently with such Electronic Delivery, the Accountant’s Certificate”

§ 2.3Section 7.1(c) (Financial and Business Information – SEC and Other Reports) of the Agreement is hereby amended by deleting its concluding proviso, which proviso is set forth as follows:

“, provided that the Company shall be deemed to have made such delivery of the items provided for by this clause (c) if it shall have timely made Electronic Delivery (without regard to the notice requirement provided in such defined term) thereof”

§ 2.4Section 7.2 (Officer’s Certificate) of the Agreement is hereby amended by deleting, from its introductory clause, the parenthetical phrase as follows:

“(which, in the case of Electronic Delivery of any such financial statements, shall be by separate concurrent delivery of such certificate to each holder of Notes)”

§ 2.5Section 7 (Information as to Company) of the Agreement is hereby amended by inserting the following new Section 7.5 (Electronic Delivery):

“Section 7.5Electronic Delivery.Financial statements, opinions of independent certified public accountants, other information and Officer’s Certificates that are required to be delivered by the Company pursuant to Sections 7.1(a), (b) or (c) and

Section 7.2 shall be deemed to have been delivered if the Company satisfies any of the following requirements with respect thereto:

(i)such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b) (together with the related Accountant’s Certificate in the case of Section 7.1(b)) and the related Officer’s Certificate satisfying the requirements of Section 7.2 are delivered to each holder of a Note at the e-mail address set forth in Schedule A for such holder or as communicated from time to time in a separate writing delivered to the Company;

(ii)the Company shall have timely filed such Form 10–Q or Form 10–K, satisfying the requirements of Section 7.1(a) or Section 7.1(b), as the case may be, with the SEC on EDGAR and shall have made such form (together with the related Accountant’s Certificate in the case of Form 10-K) and the related Officer’s Certificate satisfying the requirements of Section 7.2 available via its home page on the internet (at the date of this Agreement located at:  http://www.patenergy.com);

(iii)such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b) (together with the related Accountant’s Certificate in the case of Section 7.1(b)) and related Officer’s Certificate(s) satisfying the requirements of Section 7.2 are timely posted by or on behalf of the Company on IntraLinks or on any other similar website to which each holder of Notes has free access; or

(iv)the Company shall have filed any of the items referred to in Section 7.1(c) with the SEC on EDGAR and shall have made such items available via its home page on the internet or on IntraLinks or on any other similar website to which each holder of Notes has free access;

provided however, that in no case shall access to such financial statements (or Form 10-Q or Form 10-K), other information, Accountant’s Certificates and Officer’s Certificates be conditioned upon any waiver or other agreement or consent (other than confidentiality provisions consistent with Section 20 of this Agreement); provided further, however, that in the case of any of clauses (ii), (iii) or (iv), the Company shall have given each holder of a Note prior written notice, which may be by e-mail or in accordance with Section 18, of such posting or filing in connection with each delivery, provided further, that upon request of any holder to receive paper copies of any of the materials described in this Section 7.5 or to receive them by e-mail, the Company will promptly e-mail them or deliver such paper copies, as the case may be, to such holder.”

§ 2.6Section 9.8 (Additional Guarantors) of the Agreement is hereby amended by replacing in its entirety with the following:

“Section 9.8Additional Guarantors.

(a)The Company will cause each Subsidiary or other entity that guarantees or becomes obligated with respect to the Indebtedness of the Company or any Subsidiary under any Principal Credit Facility to promptly (and in any event contemporaneously with such entity becoming a party to or obligated under a Principal Credit Facility (or such longer period of time as agreed to by the Required Holders in their reasonable discretion)) become a Guarantor hereunder by way of execution of a Guarantor Supplement in the form of Exhibit A to the Guaranty Agreement (each a “Guaranty Joinder Agreement”).  The Company shall give notice to each holder of Notes not less than 10 days prior to any such Subsidiary or other entity becoming party to or obligated under a Principal Credit Facility.

(b)In connection with clause (a) of this Section 9.8, the Company shall deliver to each holder of Notes, with respect to each new Guarantor to the extent applicable, proof of corporate or similar action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by the Credit Parties pursuant to Section 4 on the date of Closing and such other documents or agreements as the Required Holders may reasonably request.

(c)The holders of the Notes agree that a Guarantor shall be automatically released and discharged from its obligations under the Guaranty Agreement effective at the time the obligations of such Guarantor, whether direct or indirect, as a co-borrower, guarantor or otherwise, in respect of any Indebtedness of the Company or its Subsidiaries under all Principal Credit Facilities shall, at any time after the date of the Closing, be released and discharged by the holders of such Indebtedness, provided that:

(i)no Default or Event of Default is then continuing;

(ii)if in connection with the release and discharge of such Guarantor from its obligations with respect to the Indebtedness of the Company or any Subsidiary under any Principal Credit Facility, the Company, any Subsidiary or any other entity pays any consideration to the holders of such Indebtedness in consideration of such release and discharge, then the holders of Notes shall receive consideration on the same basis as (and substantially concurrently with) such other holders for such release and discharge; and

(iii)each holder of Notes shall have received a certificate of a Responsible Officer certifying that (A) the obligations of such Guarantor, whether direct or indirect, as a co-borrower, guarantor or otherwise, in respect of any Indebtedness of the Company or its Subsidiaries under all Principal Credit Facilities have been released and discharged (or will be released and discharged concurrently with the release and discharge of such Guarantor from the Guaranty Agreement), (B) immediately after giving effect to such release and discharge, no Default or Event of Default shall be continuing, (C) no amount is then due and payable by such Guarantor under the Guaranty Agreement and (D) the Company has met the condition described in clause (ii) of this proviso.

If any Person released and discharged as a Guarantor pursuant to this Section 9.8(c) shall at any time after such release and discharge become directly or indirectly liable for (whether by way of becoming a co-borrower, guarantor or otherwise), all or any part of the Indebtedness of the Company or its Subsidiaries under any Principal Credit Facility, the Company will cause such Person contemporaneously with entering into any such Guarantee or incurring such liability to execute and deliver to the holders of the Notes, (1) a Guaranty Joinder Agreement, and (2) proof of corporate or similar action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by the Credit Parties pursuant to Section 4 on the date of Closing and such other documents or agreements as the Required Holders may reasonably request.

(d)In connection with the release and discharge contemplated by clause (c) of this Section 9.8, and in each such instance, the holders of the Notes shall, within 30 days of receipt of a written request of the Company, take such action and execute such documents as the Company, such Subsidiary or entity shall reasonably request to evidence such release and discharge of such Subsidiary’s or entity’s obligations under the Guaranty Agreement, all at the expense of the Company.”

§ 2.7Section 10.2 (Merger, Consolidation, Etc.) of the Agreement is hereby amended by deleting the phrase “except as permitted by clause (i) of Section 9.8(c)”, which phrase appears as the concluding phrase of the concluding paragraph of such Section 10.2, and inserting, in lieu thereof, the phrase as follows:

“unless, in the case of the conveyance, transfer,  sale or lease of all or substantially all of the assets of a Guarantor, such Guarantor is released and discharged from its obligations under the Guaranty Agreement in accordance with Section 9.8(c) in connection with, or immediately following, such conveyance, transfer, sale or lease.”

§ 2.8Section 18 (Notices) of the Agreement is hereby amended by inserting, as the opening phrase of its introductory clause, the phrase as follows:

“Except to the extent otherwise provided in Section 7.5,”

§ 2.9Section 20 (Confidential Information) of the Agreement is hereby amended by inserting the following new paragraph at the end of such Section:

“In the event that as a condition to receiving access to information relating to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Company, this Section 20 shall supersede any such other confidentiality undertaking.”

§ 2.10Schedule A (Information Relating to Purchasers) of the Agreement is hereby amended and restated in its entirety as set forth on Schedule A hereto.

§ 2.11Schedule B, (Defined Terms) of the Agreement is hereby amended by replacing the defined term for “Change of Control” in its entirety with the following:

"Change of Control" means an event or series of events by which:

(a)any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person or group shall be deemed to have "beneficial ownership" of all securities that such person or group has the right to acquire (such right, an "option right"), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 25% or more of the equity securities of the Company entitled to vote for members of the board of directors or equivalent governing body of the Company on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right);

(b)during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Company cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or

(c)any Person or two or more Persons acting in concert shall have acquired, by contract or otherwise, the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Company.

§ 2.12Schedule B, (Defined Terms) of the Agreement is hereby amended by deleting the defined term for “Electronic Delivery”.

Section 3.Credit Parties’ Representations and Warranties.  The Company acknowledges, represents, warrants and agrees as to itself and all other Credit Parties, and each other Credit Party acknowledges, represents, warrants and agrees as to itself, that: (i) the execution, delivery and performance of this Amendment are within the corporate or limited liability company power and authority of such Credit Party, as the case may be, and have been duly authorized by appropriate corporate and limited liability company action and proceedings;

(ii) this Amendment constitutes the legal, valid, and binding obligation of such Credit Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (iii) there are no governmental consents, licenses and approvals required to be made or obtained by it in connection with its execution, delivery, performance, validity and enforceability of this Amendment; (iv) no Defaults or Events of Default exist; (v) no Credit Party and no Subsidiary of any Credit Party has paid or has agreed to pay (directly or indirectly) any fee, remuneration or other consideration in favor of or for the benefit of any agent or lender under any Principal Credit Facility in connection with any amendments thereto substantially similar to those being made to the Agreement hereunder and (vi) Patterson International has been released from all of its obligations under and in respect of the 2012 Credit Agreement, and (as of the date hereof) has no obligations, whether direct or indirect, as a co-borrower, guarantor or otherwise, with respect to any Indebtedness of the Company or any Subsidiary under any Principal Credit Facility, and (A) at the time Patterson International was released from such obligations under and in respect of the 2012 Credit Agreement, no Default or Event of Default was continuing and (B) no consideration was paid in exchange for such release.

Section 4.Conditions to Effectiveness.  The amendments provided in Section 2 and the acknowledgment of the release of Patterson International under Section 7 shall become effective only upon the date of the satisfaction in full of the following conditions precedent (the “Effective Date”):

(a)the Credit Parties and the Required Holders shall have executed and delivered this Amendment;

(b)the representations and warranties set forth in Section 3 shall be true and correct on such date in all respects;

(c)the Company shall have delivered to the Noteholders a fully executed copy of that certain Amendment No. 1 to Note Purchase Agreement, dated as of the date hereof, by and among the Credit Parties and each of the Persons signatory thereto with respect to that certain Note Purchase Agreement, dated as of October 5, 2010, and such amendment to be in form and substance satisfactory to the Required Holders, and the conditions to the effectiveness thereof shall have been satisfied or waived; and

(d)the Company shall have paid the fees, costs and expenses of Morgan, Lewis & Bockius LLP, special counsel to the Noteholders, in accordance with the terms of Section 8 of this Amendment, to the extent provided with an invoice therefor.

Section 5.Acknowledgments and Agreements.

(a)Each Credit Party acknowledges that on the date hereof all of its outstanding obligations under the Financing Documents are payable in accordance with their terms, and each Credit Party waives any defense, offset, counterclaim or recoupment with respect thereto.  Each Noteholder hereby expressly reserves all of its rights, remedies, and claims under the Financing Documents.  Nothing in this Amendment shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Financing Documents, (ii) any of the agreements, terms or conditions contained in any of the Financing Documents, (iii) any rights or remedies of any Noteholder with respect to the Financing Documents, or (iv) the rights of any Noteholder to collect the full amounts owing to them under the Financing Documents.

(b)The Agreement, as amended hereby, is adopted, ratified and confirmed and is and remains in full force and effect, and the Company and the Guarantors acknowledge and agree that their respective liabilities and obligations under the Agreement, as amended hereby, and the Guaranty Agreement are not impaired in any respect by this Amendment.

(c)From and after the Effective Date, all references to the Agreement and the Financing Documents shall mean the Agreement and such Financing Documents as amended by this Amendment.

(d)This Amendment is a Financing Document for the purposes of the provisions of the other Financing Documents.

Section 6.Reaffirmation of and Amendment to the Guaranty Agreement. Each Guarantor party hereto (which, for the avoidance of doubt, excludes Patterson International) hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty Agreement are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty Agreement) as such Guaranteed Obligations may have been amended by this Amendment, and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty Agreement, in connection with the execution and delivery of amendments, consents or waivers to the Agreement or any of the other Financing Documents.

Section 7.Release from Guaranty Agreement.  The Noteholders acknowledge the release and discharge of Patterson International from all obligations and liabilities under the Guaranty Agreement.  The foregoing is an acknowledgment of a release and discharge of Patterson International only, and nothing in this Amendment shall be construed to be a release, or an acknowledgment of a release, of any obligations of the Company, any other Guarantor or any other Person under the Agreement or any other Financing Document to, or for the any Noteholder.  Furthermore, nothing in this Amendment shall be deemed or construed to in any manner be a permanent release and discharge of Patterson International from hereafter being required timely to become, and the Company from being required to cause Patterson International hereafter timely to become, a Guarantor pursuant to the terms of the Agreement, as amended and in effect, whether for failure to qualify as an Excluded Subsidiary (as defined in Agreement, as amended hereby) or otherwise.

Section 8Fees and Expenses.  Without in any way limiting the obligations of the Company to pay the fees and expenses of the Noteholders in compliance with Section 15.1 of the Agreement, the Company agrees that it shall pay all of the Noteholders’ costs and expenses, including, without limitation, all attorneys’ fees incurred by the Noteholders, in connection with the preparation, negotiation, and execution of this Amendment.

Section 9.Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the requisite parties hereto.  This Amendment may be executed by facsimile signature or other electronic imaging means, and all such signatures shall be effective as originals.

Section 10.Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of (i) the parties hereto and their respective successors and permitted assigns (including, without limitation, any subsequent holder of any Note) and (ii) for the avoidance of doubt, all holders of Notes and each future holder of any Note, as provided in Section 17.3 of the Agreement, whether so expressed or not.

Section 11.Severability.  Any provision of this Amendment, or the Agreement as amended by this Amendment, that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 12.Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant.  Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

Section 13.Governing Law.  This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

[Signature pages follow]

Exhibit 10.2    Execution Version

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized effective as of the Effective Date.

BORROWER:

PATTERSON-UTI ENERGY, INC.

By: /s/ John E. Vollmer III

John E. Vollmer III
Senior Vice President—Corporate
Development, Chief Financial Officer and
Treasurer

GUARANTORS:

PATTERSON PETROLEUM LLC
PATTERSON-UTI DRILLING COMPANY LLC
PATTERSON-UTI MANAGEMENT SERVICES, LLC
UNIVERSAL WELL SERVICES, INC.
UNIVERSAL PRESSURE PUMPING, INC.

Each by:/s/ John E. Vollmer III
John E. Vollmer III
Senior Vice President—Corporate
Development, Chief Financial Officer and
Treasurer

[Signature Page to Amendment No. 1 to 2012 Note Purchase Agreement - Patterson-UTI Energy, Inc.]

Exhibit 10.2    Execution Version

This Agreement is hereby

accepted and agreed to as

of the date thereof.

THE PRUDENTIAL INSURANCE COMPANY

  OF AMERICA

By:  /s/ Chris Halloran

Vice President

PRUDENTIAL ARIZONA REINSURANCE

  UNIVERSAL COMPANY

By:Prudential Investment Management, Inc.,

as investment manager

By: /s/ Chris Halloran

Vice President

THE GIBRALTAR LIFE INSURANCE CO.,

  LTD.

By:Prudential Investment Management Japan

Co., Ltd., as Investment Manager

By:Prudential Investment Management, Inc.,

as Sub-Adviser

By:  /s/ Chris Halloran

Vice President

[Signature Page to Amendment No. 1 to 2012 Note Purchase Agreement - Patterson-UTI Energy, Inc.]

zurich american insurance company

By:Prudential Private Placement Investors,

L.P. (as Investment Advisor)

By:Prudential Private Placement Investors, Inc.

(as its General Partner)

By:  /s/ Chris Halloran

Vice President

[Signature Page to Amendment No. 1 to 2012 Note Purchase Agreement - Patterson-UTI Energy, Inc.]

Exhibit 10.2    Execution Version

NEW YORK LIFE INSURANCE COMPANY

By: /s/ A. Post Howland

Name:A. Post Howland

Title:Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By:NYL Investors LLC, its Investment Manager

By: /s/ A. Post Howland

Name:A. Post Howland

Title:Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)

By:NYL Investors LLC, its Investment Manager

By: /s/ A. Post Howland

Name:A. Post Howland

Title:Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)

By:NYL Investors LLC, its Investment Manager

By: /s/ A. Post Howland

Name:A. Post Howland

Title:Managing Director

[Signature Page to Amendment No. 1 to 2012 Note Purchase Agreement - Patterson-UTI Energy, Inc.]

Exhibit 10.2    Execution Version

AXA EQUITABLE LIFE INSURANCE COMPANY

By: /s/ Amy Judd

Name:Amy Judd

Title: Investment Officer

[Signature Page to Amendment No. 1 to 2012 Note Purchase Agreement - Patterson-UTI Energy, Inc.]

Exhibit 10.2    Execution Version

CUDD & CO.

(as nominee for HORIZON BLUE CROSS AND BLUE SHIELD OF NEW JERSEY)

By:AllianceBernstein LP, its Investment Advisor

By: /s/ Andrew J. Michaels

Name:  Andrew J. Michaels

Title:Vice President

[Signature Page to Amendment No. 1 to 2012 Note Purchase Agreement - Patterson-UTI Energy, Inc.]

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:Northwestern Mutual Investment Management Company, LLC,

Its investment advisor

By: /s/ Howard Stern

Its:  Managing Director

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT

By: /s/ Howard Stern

Its:  Authorized Representative

[Signature Page to Amendment No. 1 to 2012 Note Purchase Agreement - Patterson-UTI Energy, Inc.]

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By: /s/ Eve Hampton
Name:Eve Hampton

Title:Vice President, Investments

By: /s/ Ward Argust
Name:Ward Argust

Title:Manager, Investments

[Signature Page to Amendment No. 1 to 2012 Note Purchase Agreement - Patterson-UTI Energy, Inc.]

LONDON LIFE INSURANCE COMPANY

By: /s/ W.J. Sharman
Name:W.J. Sharman

Title:Authorized Signatory

By: /s/ D.B.E. Ayers
Name:D.B.E. Ayers

Title:Authorized Signatory

[Signature Page to Amendment No. 1 to 2012 Note Purchase Agreement - Patterson-UTI Energy, Inc.]

THE LINCOLN NATIONAL LIFE

INSURANCE COMPANY

By:Delaware Investment Advisers,

a series of Delaware Management

Business Trust, Attorney in Fact

By: /s/ Nicole Tullo

Name:Nicole Tullo

Title:Vice President

[Signature Page to Amendment No. 1 to 2012 Note Purchase Agreement - Patterson-UTI Energy, Inc.]

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

By: /s/ Charles J. Dudley

Name:Charles J. Dudley

Title:Assistant Treasurer

[Signature Page to Amendment No. 1 to 2012 Note Purchase Agreement - Patterson-UTI Energy, Inc.]

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By: /s/ Ho Young Lee

Name:Ho Young Lee

Title:Managing Director

[Signature Page to Amendment No. 1 to 2012 Note Purchase Agreement - Patterson-UTI Energy, Inc.]

KNIGHTS OF COLUMBUS

By: /s/ Gilles Marchand

Name:Gilles Marchand

Title:Vice President

[Signature Page to Amendment No. 1 to 2012 Note Purchase Agreement - Patterson-UTI Energy, Inc.]

MODERN WOODMEN OF AMERICA

By: /s/ Douglas A. Pannier

Name:Douglas A. Pannier

Title:Group Head - Private Placements

[Signature Page to Amendment No. 1 to 2012 Note Purchase Agreement - Patterson-UTI Energy, Inc.]

life insurance company of the southwest

By: /s/ R. Scott Higgins

Name:R. Scott Higgins

Title:Senior Vice President, Sentinel Asset Management

[Signature Page to Amendment No. 1 to 2012 Note Purchase Agreement - Patterson-UTI Energy, Inc.]

ATHENE ANNUITY AND LIFE COMPANY

(f/k/a Aviva Life and Annuity Company)

By:Athene Asset Management, L.P., its investment adviser

By:AAM GP Ltd., its general partner

By: /s/ Roger D. Fors

Name:Roger D. Fors

Title:Senior Vice President, Fixed Income

[Signature Page to Amendment No. 1 to 2012 Note Purchase Agreement - Patterson-UTI Energy, Inc.]

Exhibit 10.2    Execution Version

Cmfg life INSURANCE company

CUMIS INSURANCE SOCIETY, INC.

By:MEMBERS Capital Advisors, Inc., acting as Investment Advisor

By: /s/ Allen R. Cantrell

Name:Allen R. Cantrell

Title:Managing Director, Investments

[Signature Page to Amendment No. 1 to 2012 Note Purchase Agreement - Patterson-UTI Energy, Inc.]

Exhibit 10.2    Execution Version

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By: /s/ Annette M. Teders

Name:Annette M. Teders

Title:Vice President

[Signature Page to Amendment No. 1 to 2012 Note Purchase Agreement - Patterson-UTI Energy, Inc.]

SENIOR HEALTH INSURANCE COMPANY OF PENNSYLVANIA

By:Conning, Inc., as Investment Manager

By: /s/ Samuel Otchere

Name:Samuel Otchere

Title:Director

PRIMERICA LIFE INSURANCE COMPANY

By:Conning, Inc., as Investment Manager

By: /s/ Samuel Otchere

Name:Samuel Otchere

Title:Director

Signature page to Amendment No. 1 to Note Purchase Agreement

(Patterson-UTI Energy, Inc.)

Schedule A

Information Relating To Purchasers

Purchaser Name	THE GIBRALTAR LIFE INSURANCE CO., LTD.
Name in Which to Register Note(s)	THE GIBRALTAR LIFE INSURANCE CO., LTD.
Registration number(s); principal amount(s)	RB-1; $27,500,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

JPMorgan Chase Bank[1]

New York, NY

ABA No.:  021000021

Account Name:  GIBPRVJAFS1

Account No.:  P86246 (please do not include spaces)

Ref:  “Accompanying Information” below

All payments, other than principal, interest or Make-Whole Amount shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, NY

ABA No. 021000021

Account No. 304199036

Account Name:  Prudential International Insurance Service Company

Ref:  “Accompanying Information” below

Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.27% Series B Senior Notes due

Security:June 14, 2022

PPN:703481 A@0

Security No.:INV11269

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

[1]	If Borrower's account is with JPMorgan Chase, use the following wiring instructions:
JPMorgan Chase Bank New York
New York, NY
ABA No.: 021-000-021
Account No.: 900-9000-168
Account Name: North American Insurance
FFC: P86246
FFC Account Name: GIBPRVJAFS1

Schedule A-1

Address/Fax/Email for Notices Related Solely to Scheduled Principal and Interest Payments

The Gibraltar Life Insurance Co., Ltd.

2-13-10, Nagata-cho

Chiyoda-ku, Tokyo 100-8953, Japan

Attention:  Osamu Egi, Team Leader of Investment Administration Team

E-mail:  osamu.egi@gib-life.co.jp

and e-mail copy to:

Attention:  Tetsuya Sawazaki, Manager of Investment Administration Team

E-mail:  tetsuya.sawazaki@gib-life.co.jp

Address/Fax for All Notices

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX  75201

Attention:  Managing Director, Energy Finance Group - Oil & Gas

E-mail:  pcg.dallas@prudential.com

Instructions re: Delivery of Note(s)	Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201 Attn: Kimberly Perdue Telephone: (214) 720-6265
Signature Block

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By:Prudential Investment Management Japan

Co., Ltd., as Investment Manager

By:Prudential Investment Management, Inc.,

as Sub-Adviser

By:  ______________________________

Name:

Title:Vice President

Tax Identification Number	98-0408643

Schedule A-2

Purchaser Name	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Name in Which to Register Note(s)	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Registration number(s); principal amount(s)	RB-2; $13,070,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

JPMorgan Chase Bank[2]

New York, NY

ABA No.:  021000021

Account Name: Prudential - Managed Portfolio

Account No.:  P86188 (do not include spaces)

Ref:  “Accompanying Information” below

Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.27% Series B Senior Notes due

Security:June 14, 2022

PPN:703481 A@0

Security No.:INV11269

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax/Email for Notices Related Solely to Scheduled Principal and Interest Payments

The Prudential Insurance Company of America

c/o Prudential Investment Management, Inc.

Prudential Tower

655 Broad Street

14th Floor - South Tower

Newark, NJ 07102

Attention:  PIM Private Accounting Processing Team

Email:  Pim.Private.Accounting.Processing.Team@prudential.com

Address/Fax for All Notices

The Prudential Insurance Company of America

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX  75201

Attention:  Managing Director, Energy Finance Group - Oil & Gas

E-mail:  pcg.dallas@prudential.com

Instructions re: delivery of Note(s)	Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201 Attn: Kimberly Perdue Telephone: (214) 720-6265

[2]	If Borrower's account is with JPMorgan Chase, use the following wiring instructions:
JPMorgan Chase Bank New York
New York, NY
ABA No.: 021-000-021
Account No.: 900-9000-168
Account Name: North American Insurance
FFC: P86188 (do not include spaces)
FFC Account Name: Prudential Managed Portfolio

Schedule A-3

Purchaser Name	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Signature Block	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA By: ___________________________________ Name: Title: Vice President
Tax Identification Number	22-1211670

Schedule A-4

Purchaser Name	PRUDENTIAL ARIZONA REINSURANCE UNIVERSAL COMPANY
Name in Which to Register Note(s)	PRUDENTIAL ARIZONA REINSURANCE UNIVERSAL COMPANY
Registration number(s); principal amount(s)	RB-3; $9,900,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

JPMorgan Chase Bank[3]

New York, NY

ABA No.:  021000021

Account Name: Prudential Arizona Reinsurance Universal Company - Privates

Account No.:  P01372 (do not include spaces)

Ref:  “Accompanying Information” below

Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.27% Series B Senior Notes due

Security:June 14, 2022

PPN:703481 A@0

Security No.:INV11269

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax/Email for Notices Related Solely to Scheduled Principal and Interest Payments

Prudential Arizona Reinsurance Universal Company

c/o Prudential Investment Management, Inc.

Prudential Tower

655 Broad Street

14th Floor - South Tower

Newark, NJ 07102

Attention:  PIM Private Accounting Processing Team

Email:  Pim.Private.Accounting.Processing.Team@prudential.com

Address/Fax for All Notices

Prudential Arizona Reinsurance Universal Company

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention:  Managing Director, Energy Finance Group - Oil & Gas

E-mail:  pcg.dallas@prudential.com

[3]	If Borrower's account is with JPMorgan Chase, use the following wiring instructions:
JPMorgan Chase Bank New York
New York, NY
ABA No.: 021-000-021
Account No.: 900-9000-168
Account Name: North American Insurance
FFC: P01372 (do not include spaces)
FFC Account Name: Prudential Arizona Reinsurance Universal Company - privates

Schedule A-5

Purchaser Name	PRUDENTIAL ARIZONA REINSURANCE UNIVERSAL COMPANY
Instructions re: delivery of Note(s)	Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201 Attn: Kimberly Perdue Telephone: (214) 720-6265
Signature Block	PRUDENTIAL ARIZONA REINSURANCE UNIVERSAL COMPANY By:Prudential Investment Management, Inc., as investment manager By: ______________________________ Name: Title:Vice President
Tax Identification Number	45-2941561

Schedule A-6

Purchaser Name	ZURICH AMERICAN INSURANCE COMPANY
Name in Which to Register Note(s)	HARE & CO.
Registration number(s); principal amount(s)	RB-4; $5,530,000
Payment on Account of Note(s) Method Account Information	Federal Funds Wire Transfer The Bank of New York ABA No: 021000018 BNF: IOC566 Attn: PP P&I Department Ref: ZAIC Private Placements and “Accompanying Information” below
Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.27% Series B Senior Notes due

Security:June 14, 2022

PPN:703481 A@0

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax/Email for Notices Related Solely to Scheduled Principal and Interest Payments

Zurich North America

Attn:  Treasury T1-19

1400 American Lane

Schaumburg, IL 60196-1056

Contact:  Mary Fran Callahan, Vice President-Treasurer

Telephone:  (847) 605-6447

Facsimile:   (847) 605-7895

E-mail:  mary.callahan@zurichna.com

Address/Fax for All Notices

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention:  Managing Director, Energy Finance Group - Oil & Gas

E-mail:  pcg.dallas@prudential.com

Instructions re: delivery of Note(s)

The Depository Trust Company

570 Washington Blvd. - 5th floor

Jersey City, NJ 07310

Attention:  BNY Mellon/Branch Deposit Department

Ref:  Zurich American Insurance Co.-Private Placements; Account Number:  399141

cc:Prudential Investment Management, Inc.

655 Broad Street

14th Floor - South Tower

Newark, NJ 07102

Attention:  Michael Iacono - Trade Management

Schedule A-7

Purchaser Name	ZURICH AMERICAN INSURANCE COMPANY
Signature Block

zurich american insurance company

By:Prudential Private Placement Investors,

L.P. (as Investment Advisor)

By:Prudential Private Placement Investors, Inc.

(as its General Partner)

By:  ______________________________

Name:

Title:Vice President

Tax Identification Number	36-4233459

Schedule A-8

Purchaser Name	NEW YORK LIFE INSURANCE COMPANY
Name in which to register Note(s)	NEW YORK LIFE INSURANCE COMPANY
Note Registration Number(s); Principal Amount(s)	RB-5; $20,800,000
Payment on account of Note(s) Method Account information	Federal Funds Wire Transfer JPMorgan Chase Bank New York, New York ABA No.: 021000021 Credit: New York Life Insurance Company General Account No.: 008-9-00687 Ref: “Accompanying information” below
Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.27% Series B Senior Notes due

Security:June 14, 2022

PPN:703481 A@0

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax/Email for notices related to payments

New York Life Insurance Company

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:  Investment Services, Private Group

Fax #: 908-840-3385

With a copy sent via Email to:  FIIGLibrary@nylim.com and TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

Address/Fax/Email for all other notices

New York Life Insurance Company

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010

Attention:  Private Capital Investors

Fax #: (908) 840-3385

With a copy sent via Email to:  FIIGLibrary@nylim.com and TraditionalPVtOps@nylim.com with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:  Office of General Counsel

Investment Section, Room 1016

Fax #: (212) 576-8340

Schedule A-9

Purchaser Name	NEW YORK LIFE INSURANCE COMPANY
Instructions re Delivery of Notes	New York Life Insurance Company c/o NYL Investors LLC 51 Madison Avenue New York, New York 10010 Attn: Dean L. Morini
Signature Block	NEW YORK LIFE INSURANCE COMPANY By: _____________________________ Name: Title:
Tax identification number	13-5582869

Schedule A-10

Purchaser Name	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
Name in which to register Note(s)	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
Note Registration Number(s); Principal Amount(s)	RB-6; $18,000,000
Payment on account of Note(s) Method Account information

Federal Funds Wire Transfer

JPMorgan Chase Bank

New York, New York

ABA No.: 021000021

Credit:  New York Life Insurance and Annuity Corporation

General Account No.:  323-8-47382

Ref: “Accompanying information” below

Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.27% Series B Senior Notes due

Security:June 14, 2022

PPN:703481 A@0

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax/Email for notices related to payments

New York Life Insurance and Annuity Corporation

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:  Investment Services, Private Group

Fax #: (908) 840-3385

With a copy sent via Email to:  FIIGLibrary@nylim.com and TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

Address/Fax/Email for all other notices

New York Life Insurance and Annuity Corporation

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010

Attention:  Private Capital Investors

Fax #: (908) 840-3385

With a copy sent via Email to:  FIIGLibrary@nylim.com and TraditionalPVtOps@nylim.com with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:  Office of General Counsel

Investment Section, Room 1016

Fax #: 212-576-8340

Schedule A-11

Purchaser Name	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
Instructions re Delivery of Notes	New York Life Insurance and Annuity Corporation c/o NYL Investors LLC 51 Madison Avenue New York, New York 10010 Attn: Dean L. Morini
Signature Block	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION By:NYL Investors LLC, its Investment Manager By: _____________________________ Name: Title:
Tax identification number	13-3044743

Schedule A-12

Purchaser Name	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)
Name in which to register Note(s)	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)
Note Registration Number(s); Principal Amount(s)	RB-7; $800,000
Payment on account of Note(s) Method Account information	Federal Funds Wire Transfer JPMorgan Chase Bank New York, New York ABA No.: 021000021 Credit: NYLIAC SEPARATE BOLI 30C General Account No.: 304-6-23970 Ref: “Accompanying information” below
Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.27% Series B Senior Notes due

Security:June 14, 2022

PPN:703481 A@0

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax/Email for notices related to payments

New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account

c/o NYL Investors LLC

51 Madison Avenue, 2nd Floor, Room 208

New York, New York 10010-1603

Attention:  Investment Services, Private Group

Fax #: 908-840-3385

With a copy sent via Email to:  FIIGLibrary@nylim.com and

TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

Schedule A-13

Purchaser Name	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)
Address/Fax/Email for all other notices

New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account

c/o NYL Investors LLC

51 Madison Avenue, 2nd Floor, Room 208

New York, New York 10010-1603

Attention:  Private Capital Investors

Fax #: (908) 840-3385

With a copy sent via Email to:  FIIGLibrary@nylim.com and

TraditionalPVtOps@nylim.com

with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:  Office of General Counsel

Investment Section, Room 1016

Fax #: 212-576-8340

Instructions re Delivery of Notes	New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account c/o NYL Investors LLC 51 Madison Avenue New York, New York 10010 Attn: Dean L. Morini
Signature Block

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)

By:NYL Investors LLC,

its Investment Manager

By: _____________________________

Name:

Title:

Tax identification number	13-3044743

Schedule A-14

Purchaser Name	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)
Name in which to register Note(s)	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)
Note Registration Number(s); Principal Amount(s)	RB-8; $400,000
Payment on account of Note(s) Method Account information	Federal Funds Wire Transfer JPMorgan Chase Bank New York, New York ABA No.: 021000021 Credit: NYLIAC SEPARATE BOLI 3-2 General Account No.: 323-9-56793 Ref: “Accompanying information” below
Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.27% Series B Senior Notes due

Security:June 14, 2022

PPN:703481 A@0

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax/Email for notices related to payments

New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account

c/o NYL Investors LLC

51 Madison Avenue, 2nd Floor, Room 208

New York, New York 10010-1603

Attention:  Investment Services, Private Group

Fax #: 908-840-3385

With a copy sent via Email to:  FIIGLibrary@nylim.com and

TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

Schedule A-15

Purchaser Name	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)
Address/Fax/Email for all other notices

New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account

c/o NYL Investors LLC

51 Madison Avenue, 2nd Floor, Room 208

New York, New York 10010-1603

Attention:  Private Capital Investors

Fax #: (908) 840-3385

With a copy sent via Email to:  FIIGLibrary@nylim.com and

TraditionalPVtOps@nylim.com

with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:  Office of General Counsel

Investment Section, Room 1016

Fax #: 212-576-8340

Instructions re Delivery of Notes	New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account c/o NYL Investors LLC 51 Madison Avenue New York, New York 10010 Attn: Dean L. Morini
Signature Block

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)

By:NYL Investors LLC,

its Investment Manager

By: _____________________________

Name:

Title:

Tax identification number	13-3044743

Schedule A-16

Purchaser Name	AXA EQUITABLE LIFE INSURANCE COMPANY
Name in Which Note is Registered	AXA EQUITABLE LIFE INSURANCE COMPANY
Note Registration Number; Series; Principal Amount	RB-9; $12,000,000 RB-11; $10,000,000
Payment on Account of Note Method Account Information

Federal Funds Wire Transfer

JPMorgan Chase Bank

Account (s): AXA Equitable Life Insurance Company

4 Chase Metrotech Center

Brooklyn, New York 11245

ABA No.: 021000021

Bank Account: 037-2-417394

Custody Account: G05476

Face Amount: $22,000,000.00

Ref: “Accompanying Information” below.

Accompanying Information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.27% Series B Senior Notes due

Security:June 14, 2022

PPN:703481 A@0

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments

AXA Equitable Life Insurance Company

c/o AllianceBernstein LP

1345 Avenue of the America

37th Floor

New York, New York 10105

Attention:  Cosmo Valente / Mike Maher / Mei Wong

Telephone: 212/969-6384 / 212-823-2873 / 212-969-2112

Email:cosmo.valente@abglobal.com

michael.maher@abglobal.com

mei.wong@abglobal.com

Address/Fax for All Other Notices

AXA Equitable Life Insurance Company

c/o AllianceBernstein LP

1345 Avenue of the Americas

37th Floor

New York, NY 10105

Attention: Erin Daugherty

Telephone #:  212-887-2943

Email: erin.daugherty@abglobal.com

Instructions re: Delivery of Notes	AXA Equitable Life Insurance Company 525 Washington Blvd., 34th Floor Jersey City, New Jersey 07310 Attention:Lynn Garofalo Telephone Number: (201) 743-6634
Signature Block	AXA EQUITABLE LIFE INSURANCE COMPANY By: ___________________________________ Name: Title:
Tax Identification Number	13-5570651

Schedule A-17

Purchaser Name	AXA EQUITABLE LIFE INSURANCE COMPANY
Name in Which Note is Registered	AXA EQUITABLE LIFE INSURANCE COMPANY
Note Registration Number; Series; Principal Amount	RB-10; $5,000,000
Payment on Account of Note Method Account Information

Federal Funds Wire Transfer

JPMorgan Chase Bank

Account (s): AXA Equitable Life Insurance Company

4 Chase Metrotech Center

Brooklyn, New York 11245

ABA No.: 021000021

Bank Account: 910-2-785251

Custody Account: G07126

Face Amount: $5,000,000.00

Ref: “Accompanying Information” below.

Accompanying Information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.27% Series B Senior Notes due

Security:June 14, 2022

PPN:703481 A@0

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments

AXA Equitable Life Insurance Company

c/o AllianceBernstein LP

1345 Avenue of the America

37th Floor

New York, New York 10105

Attention:  Cosmo Valente / Mike Maher / Mei Wong

Telephone: 212/969-6384 / 212-823-2873 / 212-969-2112

Email:mei.wong@abglobal.com

cosmo.valente@abglobal.com

michael.maher@abglobal.com

Address/Fax for All Other Notices

AXA Equitable Life Insurance Company

c/o AllianceBernstein LP

1345 Avenue of the Americas

37th Floor

New York, NY 10105

Attention: Erin Daugherty

Telephone #:  212-887-2943

Email: erin.daugherty@abglobal.com

Instructions re: Delivery of Notes	AXA Equitable Life Insurance Company 525 Washington Blvd., 34th Floor Jersey City, New Jersey 07310 Attention: Lynn Garofalo Telephone Number: (201) 743-6634
Signature Block	AXA EQUITABLE LIFE INSURANCE COMPANY By: ___________________________________ Name: Title:
Tax Identification Number	13-5570651

Schedule A-18

Purchaser Name	HORIZON BLUE CROSS AND BLUE SHIELD OF NEW JERSEY
Name in Which Note is Registered	CUDD & CO.
Note Registration Number; Series; Principal Amount	RB-12; $3,000,000
Payment on Account of Note Method Account Information

Federal Funds Wire Transfer

JPMorgan Chase

ABA No.: 021000021

For Credit to the Private Income Processing Group

Account Number: 900-9000-200

Account: Horizon Blue Cross and Blue Shield of New Jersey-P60748

Face Amount of $3,000,000.00

Ref: “Accompanying Information” below.

Accompanying Information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.27% Series B Senior Notes due

Security:June 14, 2022

PPN:703481 A@0

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments

JPMorgan Chase Manhattan Bank

14201 N. Dallas Parkway

13th Floor

Dallas, TX 75254-2917

Fax: 469-477-1904

With a copy to:

Horizon Blue Cross and Blue Shield of New Jersey

c/o Alliance Capital Management Corporation

1345 Avenue of the America, 37th Floor

New York, New York 10105

Attention: Cosmo Valente / Mike Maher / Mei Wong

Telephone: 212-969-6384 / 212-823-2873 / 212-969-2112

Email:mei.wong@abglobal.com

cosmo.valente@abglobal.com

michael.maher@abglobal.com

And to:

Horizon Blue Cross and Blue Shield of New Jersey

Three Penn Plaza

PP-15K

Newark, NJ  07105-2200

Attention:Rongbiao Fu, CFA

Phone:973-466-5261

Fax:973-466-7110

Schedule A-19

Purchaser Name	HORIZON BLUE CROSS AND BLUE SHIELD OF NEW JERSEY
Address/Fax for All Other Notices

Horizon Blue Cross and Blue Shield of New Jersey

c/o AllianceBernstein LP

1345 Avenue of the Americas, 37th Floor

New York, NY 10105

Attention:  Erin Daugherty

Telephone: 212-887-2943

Email: erin.daughtery@abglobal.com

Instructions re: Delivery of Notes

Horizon Blue Cross and Blue Shield of New Jersey

c/o AllianceBernstein LP

1345 Avenue of the Americas, 37th Floor

New York, New York 10105

Attention:Angel Salazar / Cosmo Valente

Insurance Operations

Tel:  212-969-2491 / 212-969-6384

Signature Block	HORIZON BLUE CROSS AND BLUE SHIELD OF NEW JERSEY By: ___________________________________ Name: Title:
Tax Identification Number	22-0999690

Schedule A-20

Purchaser Name	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Registration number(s); principal amount(s)	RB-13; $28,500,000 RB-15; $500,000
Payment on Account of Note(s) Method Account Information	Federal Funds Wire Transfer Please contact our Treasury & Investment Operations Department to securely obtain wire transfer instructions. E-mail: payments@northwesternmutual.com Phone: (414) 665-1679
Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.27% Series B Senior Notes due

Security:June 14, 2022

PPN:703481 A@0

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attn: Investment Operations Email: payments@northwesternmutual.com Tel: (414) 665-1679
Address/Fax for All Other Notices	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attn: Securities Department Email: privateinvest@northwesternmutual.com
Instructions re: delivery of Note(s)	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attn: Matthew E. Gabrys, Esq.
Signature Block	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY By:Northwestern Mutual Investment Management Company, LLC, Its investment advisor By: _______________________________ Its: Managing Director
Tax Identification Number	39-0509570

Schedule A-21

Purchaser Name	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT
Name in Which to Register Note(s)	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT
Registration number(s); principal amount(s)	RB-14; $1,000,000
Payment on Account of Note(s) Method Account Information	Federal Funds Wire Transfer Please contact our Treasury & Investment Operations Department to securely obtain wire transfer instructions. E-mail: payments@northwesternmutual.com Phone: (414) 665-1679
Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.27% Series B Senior Notes due

Security:June 14, 2022

PPN:703481 A@0

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments

The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account

720 East Wisconsin Avenue

Milwaukee, WI  53202

Attn:  Investment Operations

E-mail: payments@northwesternmutual.com

Phone: (414) 665-1679

Address/Fax for All Other Notices

The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account

720 East Wisconsin Avenue

Milwaukee, WI  53202

Attn: Securities Department

Email: privateinvest@northwesternmutual.com

Instructions re: delivery of Note(s)	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attn: Matthew E. Gabrys, Esq.
Signature Block

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT

By:Northwestern Mutual Investment Management Company, LLC,

Its investment advisor

By: _______________________________

Its: Managing Director

Tax Identification Number	39-0509570

Schedule A-22

Purchaser Name	GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Name in which to register Note(s)	GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Note Registration Number(s); Principal Amount(s)	RB-16; $12,500,000
Payment on account of Note(s) Method Account information

Federal Funds Wire Transfer

The Bank of New York Mellon

ABA No.:  021-000-018

BNF:  GLA111566

Account No.:  6409358400

Account Name:  Great-West Life & Annuity Insurance Company

Attn:  Income Collection Department

Ref:  “Accompanying Information” below

Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.27% Series B Senior Notes due

Security:June 14, 2022

PPN:703481 A@0

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # for all notices and communications	Great-West Life & Annuity Insurance Company 8515 East Orchard Road, 3T2 Greenwood Village, CO 80111 Attn: Investments Division Fax: 303-737-6193 Email: bond_compliance@greatwest.com
Instructions re Delivery of Notes	The Depository Trust Company 570 Washington Boulevard, 5th Floor Jersey City, NJ 07310 Attn: BNY Mellon/Branch Deposit Department Reference: Great-West Life & Annuity Insurance Company/Acct No. 640935
Signature Block	GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY By:_________________________________________ Name: Title: By:_________________________________________ Name: Title:
Tax identification number	84-0467907

Schedule A-23

Purchaser Name	LONDON LIFE INSURANCE COMPANY
Name in which to register Note(s)	LONDON LIFE INSURANCE COMPANY
Note Registration Number(s); Principal Amount(s)	RB-17; $12,500,000
Payment on account of Note(s) Method Account information

Federal Funds Wire Transfer

Corresponding Bank:

Wells Fargo Bank, NA

SWIFT Code:  PNBPUS3NNYC

ABA No.:  026005092

Beneficiary’s Bank:

Bank of Montreal

SWIFT Code:  BOFMCAM2

Beneficiary:

London Life Insurance Company

100 Osborne Street North

Winnipeg, Manitoba R3C 3A5

Acct No. 05794700026

(Beneficiary address must be referenced)

Ref:  “Accompanying Information” below

Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.27% Series B Senior Notes due

Security:June 14, 2022

PPN:703481 A@0

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # for all notices and communications

London Life Insurance Company

100 Osborne Street North

Winnipeg, Manitoba

Canada  R3C 3A5

Attn:  Securities Administration – 2C

Fax:  204-946-8395

Email:  bond_compliance@greatwest.com

cc:  Great-West Life & Annuity Insurance Company

8515 East Orchard Road, 3T2

Greenwood Village, CO 80111

Attn:  Investments Division

Fax:  303-737-6193

Email:  bond_compliance@greatwest.com

Instructions re Delivery of Notes	London Life Insurance Company 100 Osborne Street North Winnipeg, Manitoba Canada R3C 3A5 Attn: Securities Administration – 2C

Schedule A-24

Purchaser Name	LONDON LIFE INSURANCE COMPANY
Signature Block	LONDON LIFE INSURANCE COMPANY By:_________________________________________ Name: Title: By:_________________________________________ Name: Title:
Tax identification number	[N/A]

Schedule A-25

Purchaser Name	THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Senior Note Registration Number(s); Principal Amount(s)	RB-18; $5,000,000 RB-19; $5,000,000 RB-20; $4,000,000 RB-21; $4,000,000 RB-22; $4,000,000 RB-23; $2,000,000
Payment on account of Note Method Account information

Federal Funds Wire Transfer

The Bank of New York Mellon

One Wall Street

New York, NY 10286

ABA#:  021 000 018

BNF Account #:  IOC566

Attn:  The Bank of New York Mellon Private Placement P&I Department

For Further Credit to:  The Lincoln National Life Insurance Company

FFC Account #:  [insert corresponding account listed below]

Note No. RB-18; Account # 216625

Note No. RB-19; Account # 215736

Note No. RB-20; Account # 215733

Note No. RB-21; Account # 215732

Note No. RB-22; Account # 215715

Note No. RB-23; Account # 186228

Further Ref:  “Accompanying Information” below.

Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.27% Series B Senior Notes due

Security:June 14, 2022

PPN:703481 A@0

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # for notices related to payments

The Bank of New York Mellon

P.O. Box 19266

Newark, New Jersey 07195

Attn:  Private Placement P & I Dept.

Reference:  Acct Name/Custody Account/PPN

and

Lincoln Financial Group

1300 South Clinton Street, 5C00

Fort Wayne, IN 46802

Attn:  D. Lauer - Investment Accounting

Fax:   260-455-2622

Email:  nicole.tullo@delinvest.com

Schedule A-26

Purchaser Name	THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Address / Fax # for all notices, including copies of notices related to payments	Delaware Investment Advisers 2005 Market Street, Mail Stop 41-104 Philadelphia, PA 19103 Attn: Fixed Income Private Placements Fax: 215-255-1654
Instructions re Delivery of Notes

The Bank of New York Mellon

One Wall Street, 3rd Floor

New York, NY 10286

Attn:  Free Receive Department

Contact Person:  Anthony Saviano, Dept. Manager

Tel:   212-635-6764

(In a cover letter reference note amt, acct name, and custody acct#)

cc:Please fax a copy of cover letter to Karen Costa ~~-~~ The Bank of New York Mellon Fax: 315-414-5017

Kathlyn.Bireley@lfg.com

Signature Block	THE LINCOLN NATIONAL LIFE INSURANCE COMPANY By:Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney in Fact By:_____________________________________ Name: Title:
Tax identification number	35-0472300

Schedule A-27

Purchaser Name	ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Name in Which to Register Note(s)	MAC & CO.
Registration number(s); principal amount(s)	RB-24; $21,000,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

MAC & CO.
The Bank of New York Mellon
SWIFT Code: BSDTUS33

BNY Mellon Account No.: AZAF6700422

DDA 0000125261

Cost Center 1253
Ref: “Accompanying Information” below
For Credit to Portfolio Account: AZL Special Investments AZAF6700422

Attn: Stacey Fletcher

Accompanying Information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.27% Series B Senior Notes due

Security:June 14, 2022

PPN:703481 A@0

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax/Email for notices related to payments

Allianz Life Insurance Company of North America

c/o Allianz Investment Management

Attn: Private Placements

55 Greens Farms Road

Westport, Connecticut 06880

Phone: 203-293-1900

Email: ppt@allianzlife.com

With a copy to:

Kathy Muhl

Supervisor – Income Group

The Bank of New York Mellon

Three Mellon Center – Room 153-1818

Pittsburgh, Pennsylvania 15259

Phone: 412-234-5192

Email: kathy.muhl@bnymellon.com

Address/Fax/Email for all other notices

Allianz Life Insurance Company of North America

c/o Allianz Investment Management

Attn: Private Placements

55 Greens Farms Road

Westport, Connecticut 06880

Phone: 203-293-1900

Email: ppt@allianzlife.com

Instructions re: delivery of Notes

The Depository Trust Company

570 Washington Blvd. – 5th Flr.

Jersey City, NJ 07310

Attn: BNY Mellon / Branch Deposit Department

For Credit to: Allianz Life Insurance Company of North America,

AZL Special Investments AZAF6700422

Schedule A-28

Purchaser Name	ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Signature Block	ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA By: ____________________________ Name: Title:
Tax Identification Number	41-1366075

Schedule A-29

Purchaser Name	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
Name in Which to Register Note(s)	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
Registration number(s); principal amount(s)	RB-25; $21,000,000
Payment on Account of Note(s) Method Account Information	Automated Clearing House System JPMorgan Chase Bank, N.A. ABA# 021000021 Account #: 900-9-000200 Account Name: TIAA For further credit to: Account # G07040 Ref: “Accompanying information” below
Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.27% Series B Senior Notes due

Security:June 14, 2022

PPN:703481 A@0

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax/Email for notices related to payments

Teachers Insurance and Annuity Association of America

730 Third Avenue

New York, NY  10017

Attn: Securities Accounting Division

Phone:  212-916-5504

Email:  jpiperato@tiaa-cref.org or mwolfe@tiaa-cref.org

With a copy to:

JPMorgan Chase Bank, N.A.

P.O. Box 35308

Newark, NJ  07101

And:

Teachers Insurance and Annuity Association of America

8500 Andrew Carnegie Boulevard

Charlotte, NC 28262

Attn:  Global Private Markets

Tel:  704-988-4349 (Ho Young Lee)

704- 988-1000 (General Number)

Email:  hlee@tiaa-cref.org

Address/Fax/Email for all other notices

Teachers Insurance and Annuity Association of America

8500 Andrew Carnegie Boulevard

Charlotte, NC 28262

Attn:  Global Private Markets

Tel:  704 988-4349 (Ho Young Lee)

704-988-1000 (General Number)

Email:  hlee@tiaa-cref.org

Schedule A-30

Purchaser Name	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
Instructions re: delivery of Note(s)	JPMorgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 Attn: Physical Receive Dept. For TIAA A/C# G07040
Signature Block	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA By: ___________________________________ Name: Title:
Tax Identification Number	13-1624203

Schedule A-31

Purchaser Name	KNIGHTS OF COLUMBUS
Name in which to register Note(s)	KNIGHTS OF COLUMBUS
Note Registration Number(s); Principal Amount(s)	RB-26; $15,000,000
Payment on account of Note(s) Method Account Information	Federal Funds Wire Transfer Bank of New York ABA #021000018 Credit A/C: GLA111566 Attn: P&I Dept. A/C Name: Knights of Columbus FPA Account Account No. 2010478400 Ref: “Accompanying Information” below
Accompanying Information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.27% Series B Senior Notes due

Security:June 14, 2022

PPN:703481 A@0

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # for notices related to payments	Knights of Columbus FPA Account #2010478400 Attn: Investment Accounting Dept., 14th Floor, One Columbus Plaza New Haven, CT 06510-3326
Address / Fax # for all other notices	Knights of Columbus One Columbus Plaza New Haven, CT 06510-3326 Attn: Investment Department, 19th Floor Email: investments@kofc.org
Instructions re: delivery of Notes	The Depositary Trust Company 570 Washington Blvd - 5th Floor Jersey City, NJ 07310 Attn: Mary Wong Re: Knights of Columbus FPA Account No. 2010478400
Signature block	KNIGHTS OF COLUMBUS By:_______________________ Name: Title:
Tax Identification Number	06-0416470

Schedule A-32

Purchaser Name	MODERN WOODMEN OF AMERICA
Name in which to register Note(s)	MODERN WOODMEN OF AMERICA
Note Registration Number(s); Principal Amount(s)	RB-27; $11,000,000
Payment on account of Note(s) Method Account information

Federal Funds Wire Transfer

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60675

ABA No. 071000152

Account Name:  Modern Woodmen of America

Account No. 84352

Ref: “Accompanying information” below

Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.27% Series B Senior Notes due

Security:June 14, 2022

PPN:703481 A@0

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # for notices related to payments	Modern Woodmen of America Attn: Investment Accounting Department 1701 First Avenue Rock Island, IL 61201 Fax: (309) 793-5688
Address / Fax # for all other notices	Modern Woodmen of America Attn: Investment Department 1701 First Avenue Rock Island, IL 61201 Email: investments@modern-woodmen.org Fax: (309) 793-5574
Instructions re Delivery of Notes	Modern Woodmen of America 1701 1st Ave Rock Island, IL 61201 Attn: Douglas A. Pannier
Signature Block	MODERN WOODMEN OF AMERICA By:______________________ Name: Title:
Tax identification number	36-1493430

Schedule A-33

Purchaser Name	LIFE INSURANCE COMPANY OF THE SOUTHWEST
Name in which to register Note(s)	LIFE INSURANCE COMPANY OF THE SOUTHWEST
Note registration number(s); principal amount(s)	RB-28; $10,000,000
Payment on account of Note Method Account Information	Federal Funds Wire Transfer J.P. Morgan Chase & Co. New York, NY 10010 ABA # 021000021 Custody Account G06475 Ref: "Accompanying Information" below.
Accompanying Information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.27% Series B Senior Notes due

Security:June 14, 2022

PPN:703481 A@0

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # for notices related to payments

Life Insurance Company of the Southwest

c/o National Life Insurance Company

One National Life Drive

Montpelier, VT 05604

Attention:  Private Placements

Fax: 802-223-9332

Email:privateinvestments@sentinelinvestments.com

Address / Fax # for all other notices

Life Insurance Company of the Southwest

c/o National Life Insurance Company

One National Life Drive

Montpelier, VT 05604

Attention:  Private Placements

Fax: 802-223-9332

Email: shiggins@nationallife.com

Email:privateinvestments@sentinelinvestments.com

Instructions re Delivery of Notes	Life Insurance Company of the Southwest c/o Sentinel Asset Management, Inc. One National Life Drive Montpelier, Vermont 05604 Attn: R. Scott Higgins
Signature Block	life insurance company of the southwest By: _________________________________________ Name: Title:
Tax identification number	75-0953004

Schedule A-34

Purchaser Name	ATHENE ANNUITY AND LIFE COMPANY
Name in Which to Register Note(s)	GERLACH & CO F/B/O ATHENE ANNUITY AND LIFE COMPANY
Registration number(s); principal amount(s)	RB-29; $5,000,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

Citibank NA

ABA number:  021000089

Concentration A/C#:  36112805

FFC Account #:  214450

Account Name:  Athene Annuity and Life Co – Annuity

Citi’s SWIFT address: CITIUS33

Ref: "Accompanying Information" below.

Accompanying Information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.27% Series B Senior Notes due

Security:June 14, 2022

PPN:703481 A@0

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address for all Notices, including Financials, Compliance and Requests	PREFERRED REMITTANCE: privateplacements@athenelp.com Athene Annuity and Life Company c/o Athene Asset Management L.P. Attn: Private Fixed Income 7700 Mills Civic Parkway West Des Moines, IA 50266
Instructions re: delivery of Notes	Citibank NA Attn: Keith Whyte 399 Park Ave Level B Vault New York, NY 10022 A/C Number: 214450
Signature Block

ATHENE ANNUITY AND LIFE COMPANY

(f/k/a Aviva Life and Annuity Company)

By:Athene Asset Management, L.P., its investment adviser

By:AAM GP Ltd., its general partner

By: ____________________________

Name:

Title:

Tax Identification Number	42-0175020 (Athene Annuity and Life Company)

Schedule A-35

Purchaser Name	CMFG LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	TURNKEYS + CO
Registration number(s); principal amount(s)	RB-30; $4,000,000
Payment on Account of Note(s) Method Account Information	Federal Funds Wire Transfer State Street Bank ABA #11000028 Account Name: CMFG Life Insurance Company DDA#: 1662-544-4 Reference Fund #ZT1E and “Accompanying information” below
Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.27% Series B Senior Notes due

Security:June 14, 2022

PPN:703481 A@0

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax/Email for all notices	Email: DS-PRIVATEPLACEMENTS@CUNAMUTUAL.COM CMFG Life Insurance Company c/o MEMBERS Capital Advisors, Inc. 5910 Mineral Point Road Madison, WI 53705-4456 Attn:Private Placements
Instructions re Delivery of Note(s)	State Street Bank DTC Newport Office Center 570 Washington Blvd 5th Floor/NY Window Attn: Robert Mendez Jersey City, NJ 07310 Ref: ZT1E / Turnkeys + CO
Signature Block	CMFG LIFE INSURANCE COMPANY By:MEMBERS Capital Advisors, Inc., acting as Investment Advisor By:_________________________________ Name:Allen R. Cantrell Title: Managing Director, Investments
Tax Identification Number	39-0230590

Schedule A-36

Purchaser Name	CUMIS INSURANCE SOCIETY, INC.
Name in Which to Register Note(s)	TURNJETTY + CO.
Registration number(s); principal amount(s)	RB-31; $1,000,000
Payment on Account of Note(s) Method Account Information	Federal Funds Wire Transfer State Street Bank ABA #11000028 Account Name: CUMIS Insurance Society, Inc. DDA#: 1658-736-2 Reference Fund #ZT1i and “Accompanying information” below
Accompanying Information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.27% Series B Senior Notes due

Security:June 14, 2022

PPN:703481 A@0

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax/Email for all notices	Email: DS-PRIVATEPLACEMENTS@CUNAMUTUAL.COM CUMIS Insurance Society, Inc. c/o MEMBERS Capital Advisors, Inc. 5910 Mineral Point Road Madison, WI 53705-4456 Attn:Private Placements
Instructions re: delivery of Notes	State Street Bank DTC Newport Office Center 570 Washington Blvd 5th Floor/NY Window Attn: Robert Mendez Jersey City, NJ 07310 Ref: ZT1i / Turnjetty + CO
Signature Block	CUMIS INSURANCE SOCIETY, INC. By:MEMBERS Capital Advisors, Inc., acting as Investment Advisor By:_________________________________ Name:Allen R. Cantrell Title: Managing Director, Investments
Tax Identification Number	39-0972608

Schedule A-37

Purchaser Name	THE OHIO NATIONAL LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	THE OHIO NATIONAL LIFE INSURANCE COMPANY
Registration number(s); principal amount(s)	RB-32; $4,000,000
Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

U.S. Bank N.A.

5th & Walnut Streets

Cincinnati, OH 45202

ABA #042000013

For credit to The Ohio National Life Insurance Company Account

No. 910-275-7

Ref: “Accompanying Information” below.

Accompanying Information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.27% Series B Senior Notes due

Security:June 14, 2022

PPN:703481 A@0

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for all notices	The Ohio National Life Insurance Company One Financial Way Cincinnati, OH 45242 Attention: Investment Department Fax: 513-794-4506 With a copy to: PrivatePlacements@OhioNational.com
Instructions re: delivery of Notes	The Ohio National Life Insurance Company Attn: Investments One Financial Way Cincinnati, OH 45242
Signature Block	THE OHIO NATIONAL LIFE INSURANCE COMPANY By: _________________________________________ Name: Title:
Tax Identification Number	31-0397080

Schedule A-38

Purchaser Name	SENIOR HEALTH INSURANCE COMPANY OF PENNSYLVANIA
Name in which to register Note(s)	HARE & CO., LLC
Note Registration Number(s); Principal Amount(s)	RB-33; $2,000,000
Payment on account of Note(s) Method Account information

Federal Funds Wire Transfer

Senior Health Insurance Company of Pennsylvania

Bank of New York Mellon

One Wall Street

New York, NY 10286

ABA #021000018

Beneficiary: GLA111566

Attn: PP P&I Dept.

Reference: Acct# 0050688400 – Sr. Health Insurance Co. of PA; CUSIP & DESCRIPTION, And Breakdown (principal/income)

Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.27% Series B Senior Notes due

Security:June 14, 2022

PPN:703481 A@0

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax/Email for notices related to payments

Senior Health Insurance Company of Pennsylvania

c/o Conning, Inc.

One Financial Plaza, 14th Floor

Hartford, CT  06103-2627

Attention:  Samuel O. Otchere

Phone:  860-299-2262

Facsimile:  860-299-0262

Email:Samuel.Otchere@Conning.com

With a copy of all notices and communication directed to:

Senior Health Insurance Company of Pennsylvania

c/o Conning, Inc.

One Financial Plaza, 13th Floor

Hartford, CT 06103-2627

Attention:  Private Placement Unit

Phone: 860-299-2064

Facsimile:  860-299-0064

Email:Conning.Documents@conning.com

Schedule A-39

Purchaser Name	SENIOR HEALTH INSURANCE COMPANY OF PENNSYLVANIA
Address/Fax/Email for all other notices

Senior Health Insurance Company of Pennsylvania

c/o Conning, Inc.

One Financial Plaza, 14th Floor

Hartford, CT  06103-2627

Attention:  Samuel O. Otchere

Phone:  860-299-2262

Facsimile:  860-299-0262

Email:Samuel.Otchere@conning.com

With a copy of all notices and communication directed to:

Senior Health Insurance Company of Pennsylvania

c/o Conning, Inc.

One Financial Plaza, 13th Floor

Hartford, CT 06103-2627

Attention:  Private Placement Unit

Facsimile:  860-299-0064

Phone: 860-299-2064

Email:Conning.Documents@conning.com

All legal notices and documentation should be directed to:

Senior Health Insurance Company of Pennsylvania

c/o Conning, Inc.

One Financial Plaza, 13th Floor

Hartford, CT 06103-2627

Attn:  Sheilah Gibson, Esq.

Tel:  860-299-2074

Fax:  860-299-0074

Email:  sheilah.gibson@conning.com

Instructions re Delivery of Notes

Senior Health Insurance Company of Pennsylvania

c/o Conning, Inc.

One Financial Plaza, 13th Floor

Hartford, CT 06103-2627

Attn:  Sheilah Gibson, Esq.

Tel:  860-299-2074

Fax:  860-299-0074

Email:  sheilah.gibson@conning.com

Signature Block	SENIOR HEALTH INSURANCE COMPANY OF PENNSYLVANIA By:Conning, Inc., as Investment Manager By:_____________________ Name Samuel Otchere Title: Director
Tax Identification Number	23-0704970

Schedule A-40

Purchaser Name	PRIMERICA LIFE INSURANCE COMPANY
Name in which to register Note(s)	PRIMERICA LIFE INSURANCE COMPANY
Note Registration Number(s); Principal Amount(s)	RB-34; $1,000,000
Payment on account of Note(s) Method Account information

Federal Funds Wire Transfer

Primerica Life Insurance Company

Account No. 900 9000 127

Account Name:  Trust Other Demand IT SSG Custody

FFC Acct Name: Primerica Life Insurance Company

FFC Acct#  G07131

JPMorgan Chase Bank

One Chase Manhattan Plaza

New York, New York  10081

ABA No.  021000021

Reference:  CUSIP & DESCRIPTION, And Breakdown (principal/income)

Accompanying information

Name of Issuer:PATTERSON-UTI ENERGY, INC.

Description of4.27% Series B Senior Notes due

Security:June 14, 2022

PPN:703481 A@0

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax/Email for notices related to payments

Primerica Life Insurance Company

c/o Conning, Inc.

One Financial Plaza, 14th Floor

Hartford, CT  06103-2627

Attention:  Samuel O. Otchere

Phone:  860-299-2262

Facsimile:  860-299-0262

Email:Samuel.Otchere@conning.com

With a copy of all notices and communication directed to:

Primerica Life Insurance Company

c/o Conning, Inc.

One Financial Plaza, 13th Floor

Hartford, CT 06103-2627

Attention:  Private Placement Unit

Phone: 860-299-2064

Facsimile:  860-299-0064

Email:Conning.Documents@conning.com

Schedule A-41

Purchaser Name	PRIMERICA LIFE INSURANCE COMPANY
Address/Fax/Email for all other notices

Primerica Life Insurance Company

c/o Conning, Inc.

One Financial Plaza, 14th Floor

Hartford, CT  06103-2627

Attention:  Samuel O. Otchere

Phone:  860-299-2262

Facsimile:  860-299-0262

Email:Samuel.Otchere@conning.com

With a copy of all notices and communication directed to:

Primerica Life Insurance Company

c/o Conning, Inc.

One Financial Plaza, 13th Floor

Hartford, CT 06103-2627

Attention:  Private Placement Unit

Facsimile:  860-299-0064

Phone: 860-299-2064

Email:Conning.Documents@conning.com

All legal notices and documentation should be directed to:

Primerica Life Insurance Company

c/o Conning, Inc.

One Financial Plaza, 13th Floor

Hartford, CT 06103-2627

Attn:  Sheilah Gibson, Esq.

Tel:  860-299-2074

Fax:  860-299-0074

Email:  sheilah.gibson@conning.com

Instructions re Delivery of Notes

Primerica Life Insurance Company

c/o Conning, Inc.

One Financial Plaza, 13th Floor

Hartford, CT 06103-2627

Attn:  Sheilah Gibson, Esq.

Tel:  860-299-2074

Fax:  860-299-0074

Email:  sheilah.gibson@conning.com

Signature Block	PRIMERICA LIFE INSURANCE COMPANY By:Conning, Inc., as Investment Manager By:_____________________ Name Samuel Otchere Title: Director
Tax Identification Number	04-1590590

Schedule A-42